Exhibit 99.1

Playtika Announces Proposed Offering of $600 Million of Senior Notes Due 2029

March 2, 2021

Playtika Holding Corp. (“Playtika”) today announced that it intends to offer, subject to market conditions and other factors, $600 million aggregate principal amount of its senior notes due 2029.

Playtika intends to use the net proceeds from the offering of the notes, together with borrowings under a new senior secured term loan to be entered into substantially concurrently with this offering and cash on its balance sheet, to repay borrowings under its existing senior secured term loan and to pay fees and expenses in connection with the transactions. The notes will be fully and unconditionally guaranteed by certain of Playtika’s existing and future subsidiaries that also guarantee Playtika’s senior credit facilities.

The notes and the related guarantees have not been and will not be registered under the U.S. Securities Act of 1933, as amended (the “Securities Act”), or the securities laws of any other jurisdiction. Playtika does not intend to register the notes and the related guarantees for an exchange offer under the Securities Act. Unless they are registered, the notes and the related guarantees may be offered only in transactions that are exempt from registration under the Securities Act and applicable state securities laws. The notes and the related guarantees will be offered and sold only to persons reasonably believed to be “qualified institutional buyers” in accordance with Rule 144A under the Securities Act and to certain non-U.S. persons in offshore transactions in reliance on Regulation S under the Securities Act.

About Playtika

Playtika Holding Corp. is a leading mobile gaming company and monetization platform with over 35 million monthly active users across a portfolio of games titles. Founded in 2010, Playtika was among the first to offer free-to-play social games on social networks and, shortly after, on mobile platforms. Headquartered in Herzliya, Israel, and guided by a mission to entertain the world through infinite ways to play, Playtika has over 3,700 employees in 19 offices worldwide including Tel-Aviv, London, Berlin, Vienna, Helsinki, Montreal, Chicago, Las Vegas, Santa Monica, Newport Beach, Sydney, Kiev, Bucharest, Minsk, Dnepr, and Vinnytsia.

Forward-Looking Statements

This press release includes “forward-looking statements” within the meaning of the U.S. federal securities laws. Forward-looking statements are subject to known and unknown risks and uncertainties, many of which may be beyond Playtika’s control. Such forward-looking statements include, but are not limited to, statements regarding the completion and size of the offering, the entry into a new senior secured term loan facility and the anticipated use of proceeds from the offering. Actual results may differ from those set forth in this press release due to the risks and uncertainties inherent in Playtika’s business, including, without limitation: the risks and uncertainties associated with market conditions and the satisfaction of customary closing conditions related to the proposed offering, as well as the risk factors set forth in the section entitled “Risk Factors” in Playtika’s Annual Report on Form 10-K for the year ended December 31, 2020 filed with the U.S. Securities and Exchange Commission. The forward-looking statements in this press release are not a guarantee of future events, and actual events may differ materially from those made in or suggested by such statements. Forward-looking statements generally can be identified by the use of forward-looking terminology such as “may,” “plan,” “seek,” “comfortable with,” “will,” “expect,” “intend,” “estimate,” “anticipate,” “believe” or “continue.” Any forward-looking statements in this press release are made only as of the date of this press release, and Playtika does not undertake any obligation to update or revise any forward-looking statements to reflect changes in assumptions, the occurrence of unanticipated events or otherwise.

Contact

Investor Contact

Playtika

David Niederman

davidni@playtika.com

Press Contact

The OutCast Agency

Angela Allison

playtika@theoutcastagency.com